                                                                      Exhibit 22



                        SUBSIDIARIES OF THE REGISTRANT

Helmerich & Payne, Inc.

Subsidiaries of Helmerich & Payne, Inc.

        Helmerich & Payne Properties, Inc. (Incorporated in Oklahoma)
        Utica Square Shopping Center, Inc. (Incorporated in Oklahoma)
        The Hardware Store of Utica Square, Inc. (Incorporated in Oklahoma) The Space Center, Inc. (Incorporated in Oklahoma)
        H&P DISC, Inc. (Incorporated in Oklahoma)
        Helmerich & Payne Coal Co. (Incorporated in Oklahoma)
        Helmerich & Payne Energy Services, Inc. (Incorporated in Oklahoma) Helmerich & Payne International Drilling Co. (Incorporated in
                Delaware)

        Subsidiaries of Helmerich & Payne International Drilling Co.

                Helmerich & Payne (Africa) Drilling Co. (Incorporated
                        in Cayman Islands, British West Indies)
                Helmerich & Payne Drilling (Bolivia) S.A.
                        (Incorporated in Bolivia)
                Helmerich & Payne (Colombia) Drilling Co. (Incorporated
                        in Oklahoma)
                Helmerich & Payne (Gabon) Drilling Co. (Incorporated in
                        Cayman Islands, British West Indies)
                Helmerich & Payne (Guatemala) Drilling Co. (Incorporated
                        in Oklahoma)
                Helmerich & Payne (Peru) Drilling Co. (Incorporated in
                        Oklahoma)
                Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru,
                        Lima (Lima Branch - Incorporated in Peru)
                Helmerich & Payne (Peru) Drilling Co., Sucursal del Peru
                        (Iquitos Branch - Incorporated in Peru)
                Helmerich & Payne (Australia) Drilling Co. (Incorporated
                        in Oklahoma)
                Helmerich & Payne del Ecuador, Inc. (Incorporated in
                        Oklahoma)
                Helmerich & Payne de Venezuela, C.A. (Incorporated in
                        Venezuela)
                Helmerich & Payne, C.A. (Incorporated in Venezuela)
                Helmerich & Payne Rasco, Inc. (Incorporated in Oklahoma)
                H&P Finco (Incorporated in Cayman Islands, British
                        West Indies)
                H&P Invest Ltd. (Incorporated in Cayman Islands), British
                        West Indies, doing business as H&P (Yemen) Drilling Co.

                Subsidiary of H&P Invest Ltd.

                        Turrum Pty. Ltd. (Incorporated in Papua, New Guinea)